Exhibit 10.2.1

Date 01 December 2017

NAVIOS MARITIME CONTAINERS INC.

as Borrower

and

ABN AMRO BANK N.V.

as Lenders

and

ABN AMRO BANK N.V.

as Agent and Security Trustee

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement

dated 27 July 2017

INCE & CO

PIRAEUS

Index

Clause		Page No
1	INTERPRETATION	3

2	AGREEMENT OF THE CREDITOR PARTIES	4

3	CONDITIONS PRECEDENT	4

4	REPRESENTATIONS AND WARRANTIES	6

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS	7

6	FURTHER ASSURANCES	17

7	FEES AND EXPENSES	18

8	NOTICES	19

9	SUPPLEMENTAL	19

10	LAW AND JURISDICTION	19

THIS SUPPLEMENTAL AGREEMENT is made on 01 December 2017

BETWEEN

(1)	NAVIOS MARITIME CONTAINERS INC., as Borrower;

(2)	ABN AMRO BANK N.V. as Lenders; and

(3)	ABN AMRO BANK N.V. as Agent and Security Trustee.

BACKGROUND

(A)	By a facility agreement dated 27 July 2017 and made between the parties hereto (the “Facility Agreement”) the Lenders have made available to the Borrower a loan of up to USD21,000,000, the outstanding amount of which at the date hereof is USD20,160,000.

(B)	The Borrower has requested the Creditor Parties to make available to the Borrower an additional Loan amount of up to USD50,000,000, in four New Advances, each such New Advance to be used for the purpose of enabling the Borrower to on-lend the same to the relevant New Guarantor to finance or refinance its respective acquisition of the relevant Guarantor Ship.

(C)	This Supplemental Agreement sets out the terms and conditions on which the Creditor Parties agree to consent to the matters referred to at (B) above.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Supplemental Agreement unless the context otherwise requires.

1.2	Definitions. In this Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent issues the Effective Date Notice;

“Effective Date Notice” means the written confirmation from the Agent to the Borrower that the Agent has received the documents and evidence specified in clause 3.1 in form and substance satisfactory to it in the form of Appendix 1 to this Supplemental Agreement;

“Facility Agreement” means the Facility Agreement referred to in Recital (A);

“Mortgage Addendum” means in relation to (i) each Guarantor Ship, an addendum to the first preferred mortgage granted by each Guarantor in favour of the Security Trustee and (ii) each Collateral Ship, an addendum to the second preferred mortgage granted by each Collateral Guarantor in favour of the Security Trustee, to be granted by the relevant Guarantor or Collateral Guarantor (as applicable) in favour of the Security Trustee in the Agreed Form and “Mortgage Addenda” means all of them collectively;

“Obligors” means together the Borrower, the Guarantors, the Collateral Guarantors, the Shareholder and the Approved Manager and “Obligor” means any one of them; and

“Supplemental Security Documents” means together this Supplemental Agreement and the Mortgage Addenda and “Supplemental Security Document” means any one of them.

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.7 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Creditor Parties’ consent. The Creditor Parties hereby agree to amend the Facility Agreement on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:

3.1.1	Corporate authorities

(i)	original, duly legalized resolutions of the directors of the Obligors (other than Rickmers Ship Management (Singapore) Pte. Ltd.) and the shareholders of the Obligors (other than the Borrower and Rickmers Ship Management (Singapore) Pte. Ltd.) approving such of this Supplemental Agreement and the Mortgage Addenda to which they are respectively a party and authorising the execution and delivery thereof and performance of their obligations thereunder, additionally certified by an officer of such Obligor as having been duly passed at a duly convened meeting of its directors and not having been amended, modified or revoked and being in full force and effect;

(ii)	duly legalized originals of any powers of attorney issued by the Obligors (other than Rickmers Ship Management (Singapore) Pte. Ltd.) pursuant to such resolutions; and

(iii)	a duly legalized original certificate from a duly authorised officer of each Obligor (other than Rickmers Ship Management (Singapore) Pte. Ltd.) confirming that (a) none of the constitutional documents delivered to the Agent pursuant to the terms and conditions of the Facility Agreement have been amended or modified in any way since the date of their delivery to the Agent and that these (as applicable) remain in full force and effect or copies, certified by a duly authorised officer of such relevant company as true, complete, accurate and neither amended nor revoked, of any constitutional documents which have been amended or modified and (b) setting out the names of the directors, officers and share capital of the relevant company;

3.1.2	Certificate of goodstanding

a certified true copy of an up to date certificate of goodstanding in respect of each Obligor (other than Rickmers Ship Management (Singapore) Pte. Ltd.);

3.1.3	Supplemental Security Documents

the Supplemental Security Documents together with an acknowledgement thereto (in a letter or otherwise) duly executed, delivered and (as applicable) registered together with all other documents required by any of them;

3.1.4	Mortgage Addenda registration

evidence that each Mortgage Addendum has been duly registered against the Ship which is the subject thereof in accordance with the laws of Marshall Islands;

3.1.5	Legal opinion

a favourable legal opinion from lawyers appointed by the Agent on such matters as the Agent may require;

3.1.6	London agent

documentary evidence that the agent for service of process namely HFW Nominees Ltd at present of Friary Court, 65 Crutched Friars, London EC3N 2AE, England has accepted its appointment in respect of this Supplemental Agreement; and

3.1.7	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Supplemental Agreement and the Mortgage Addenda which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrower.

3.2	If the Agent issues the Effective Date Notice prior to delivery to it of any of the documents and evidence set out in clause 3.1, the Borrower must deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and issue by the Agent of the Effective Date Notice prior to delivery to it of all such documents and evidence shall not be construed as a waiver of the Creditor Parties’ right to receive all the documents and evidence required by clauses 3.1.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrower represents and warrants to each Creditor Party that the representations and warranties in Clause 10 of the Facility Agreement, as amended and supplemented by this Supplemental Agreement and updated with appropriate modifications to refer to this Supplemental Agreement, remain true and not misleading if repeated on the date of this Supplemental Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Supplemental Agreement to be, amended as follows:

5.1.1	reference to “7 Advances” contained in Recital (A) of the Facility Agreement shall be deleted and be replaced by “11 Advances”;

5.1.2	the definition of “Mortgage Addendum” contained in Clause 1.2 of this Supplemental Agreement shall be added to clause 1.1 of the Facility Agreement in alphabetical order;

5.1.3	the definition of each of “Mortgage” and “Collateral Mortgage” each contained in clause 1.2 of the Facility Agreement shall be construed to mean each Mortgage and Collateral Mortgage respectively, as amended by the relevant Mortgage Addendum;

5.1.4	the definitions in the Schedule to this Supplemental Agreement shall be added to Schedule 6 of the Facility Agreement in alphabetical order;

5.1.5	the following definitions shall be added to clause 1.2 of the Facility Agreement in alphabetical order:

“”Advance H” means an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance H will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance H, to be applied in or towards financing or refinancing the acquisition of Ship O or, as the context requires, the amount thereof outstanding from time to time;

“Advance I” means an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance I will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance I, to be applied in or towards financing or refinancing the acquisition of Ship P or, as the context requires, the amount thereof outstanding from time to time;

“Advance J” means an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance J will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance J, to be applied in or towards financing or refinancing the acquisition of Ship Q or, as the context requires, the amount thereof outstanding from time to time;

“Advance K” means an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance K will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance K, to be applied in or towards financing or refinancing the acquisition of Ship R or, as the context requires, the amount thereof outstanding from time to time;

“Existing Advances” means together, Advance A, Advance B, Advance C, Advance D, Advance E, Advance F and Advance G and, in the singular, means any of them;

“Guarantee” means each guarantee executed or to be executed by the relevant Guarantor in favour of the Security Trustee in the Agreed Form (and “Guarantees” means all of them collectively);

“New Advances” means together Advance H, Advance I, Advance J and Advance K and, in the singular, means any of them;

“New Charter Assignment” means, in relation to any Extended Employment Contract over a New Ship, the assignment thereof in the Agreed Form and “New Charter Assignments” means all of them collectively;

“New Co-assured Assignment of Insurances” means, in relation to a New Ship, an assignment of Insurances from a named co-assured in such New Ship’s Insurances in the Agreed Form and “New Co-assured Assignments of Insurances” means all of them collectively;

“New Earnings Account Security Deed” means, in relation to each New Guarantor, a deed creating security in respect of its Earnings Account in the agreed form and “New Earnings Account Security Deeds” means all of them collectively;

“New General Assignment” means, in relation to a New Ship, a general assignment of its Earnings, Insurances and Requisition Compensation in the Agreed Form and “New General Assignments” means all of them collectively;

“New Guarantee” means each guarantee executed or to be executed by the relevant New Guarantor in favour of the Security Trustee in the Agreed Form (and “New Guarantees” means all of them collectively);

“New Guarantor” means each or, as the context may require, any one of Guarantor H, Guarantor I, Guarantor J or Guarantor K and “New Guarantors” means all of them collectively;

“New Manager’s Undertaking” means, in relation to a New Ship, a letter of undertaking incorporating an assignment of Insurances from the Approved Manager in the Agreed Form and “New Manager’s Undertakings” means all of them collectively;

“New Mortgage” means, in relation to a New Ship, the first preferred ship mortgage on such New Ship under the relevant Approved Flag in the Agreed Form and “New Mortgages” means all of them collectively;

“New Security Documents” means together the New Guarantees, the New Mortgages, the New General Assignments, the New Charter Assignments, the New Manager’s Undertakings, the New Shares Pledges, the New Earnings Account Security Deed, the New Co-assured Assignments of Insurances and the Mortgage Addenda and “New Security Document” means any one of them;

“New Shares Pledge” means, in relation to a New Guarantor, a deed creating security in respect of the issued share capital of that New Guarantor executed or to be executed by the Shareholder in favour of the Security Trustee in the Agreed Form and “New Shares Pledges” means all of them collectively;

“New Ships” means together Ship O, Ship P, Ship Q and Ship R and, in the singular, means any of them;”;

5.1.6	the definition of “Advances” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Advances” means together, the Existing Advances and the New Advances and, in the singular, means any of them;”;

5.1.7	the definition of “Approved Flag” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Approved Flag” means the Republic of Marshall Islands, the Republic of Liberia, the Republic of Panama or such other flag as the Agent may, with the authorisation of all the Lenders, in their absolute discretion, approve as the flag on which a Ship may be registered;”

5.1.8	the definition of “Approved Flag State” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Approved Flag State” means the Republic of Marshall Islands, the Republic of Liberia, the Republic of Panama or any other country in which the Agent may with the authorisation of all the Lenders, approve that a Ship be registered;”

5.1.9	the definition of “Availability Period” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Availability Period” means (i) in respect of the Existing Advances the period commencing on the date of this Agreement and ending on the earliest of (a) 31 December 2017 and (b) the date falling 120 days after the date of this Agreement and (ii) in respect of the New Advances the period commencing on 01 December 2017 and ending on the earliest of (a) 31 December 2017 and (b) any date on which (i) the aggregate of the Advances is equal to the Total Commitments or (ii) the Total Commitments are reduced to zero; or, in each case, such later date as the Agent may, with the authorisation of all the Lenders, agree with the Borrower;”

5.1.10	reference to “30%” in the definition of “Change of Control Event” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced by “25%”;

5.1.11	the definition of “Charter Assignment” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Charter Assignment” means in relation to any Extended Employment Contract over (i) a Guarantor Ship (other than a New Ship), the first priority assignment thereof, and (ii) a Collateral Ship, the second priority assignment thereof, in each case in the Agreed Form;”;

5.1.12	the definition of “Extended Employment Contract” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Extended Employment Contract” means (i) in respect of a Guarantor Ship (other than a New Ship), any time charterparty, contract of affreightment or other contract of employment of such ship (including the entry of any such Guarantor Ship in any pool) which has a tenor exceeding twelve (12) months (including any options to renew or extend such tenor) and (ii) in respect of a New Ship, the Approved Time Charter and following the expiration of the Approved Time Charter, any time charterparty, contract of affreightment or other contract of employment of such ship (including the entry of any such New Ship in any pool) which has a tenor exceeding twelve (12) months (including any options to renew or extend such tenor)”;

5.1.13	the New Security Documents shall be added in the definition of “Finance Documents” contained in clause 1.1 of the Facility Agreement;

5.1.14	each New Guarantor shall be added in the definition of “Guarantors” contained in clause 1.1 of the Facility Agreement;

5.1.15	each New Ship shall be added in the definition of “Guarantor Ship” contained in clause 1.1 of the Facility Agreement;

5.1.16	the definition of “Margin” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Margin” means in respect of (i) the Existing Advances, 4% per annum and (ii) in respect of the New Advances, 3.85% per annum;”;

5.1.17	the definition of “Maturity Date” contained in clause 1.1 of the Facility Agreement shall be deleted;

5.1.18	the definition of “MOA” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”MOA” means each of the Ship H MOA, the Ship J MOA, the Ship K MOA, the Ship P MOA, the Ship Q MOA and the Ship R MOA and “MOAs” means all of them;”;

5.1.19	the definition of “Seller” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Seller” means together the Ship F Seller, the Ship H Seller, the Ship J Seller, the Ship K Seller, the Ship P Seller, the Ship Q Seller and the Ship R Seller and “Sellers” means all of them;”;

5.1.20	the definition of “Shareholder” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows

““Shareholder” means (i) in relation to the Collateral Guarantors and the Guarantors, other than the New Guarantors, Navios Partners Containers Inc. a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 and (ii) in relation to the New Guarantors, Navios Partners Containers Finance Inc. a company incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960;”;

5.1.21	reference to “up to $21,000,000 in seven Advances” contained in clause 2.1 of the Facility Agreement shall be deleted and be replaced by “up to $71,000,000 in eleven Advances” and the following paragraphs shall be added at the end of such clause 2.1:

“(h)	Advance H in an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance H will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance H, to be applied in or towards financing or refinancing the acquisition of Ship O or, as the context requires, the amount thereof outstanding from time to time;

(i)	Advance I in an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance I will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance I, to be applied in or towards financing or refinancing the acquisition of Ship P or, as the context requires, the amount thereof outstanding from time to time;

(j)	Advance J in an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance J will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance J, to be applied in or towards financing or refinancing the acquisition of Ship Q or, as the context requires, the amount thereof outstanding from time to time; and

(k)	Advance K in an amount equal to the least of (i) $12,500,000 and (ii) an amount which, when added to the Advances which have been drawn down on or prior to Advance K will equal 60% of the aggregate Fair Market Values of all the Ships which will be subject to a Mortgage on the Drawdown Date in respect of Advance K, to be applied in or towards financing or refinancing the acquisition of Ship R or, as the context requires, the amount thereof outstanding from time to time;”;

5.1.22	clause 8.1 (Repayment of Advances) of the Facility Agreement shall be deleted and be replaced as follows:

“8.1 Repayment of Advances. The Borrower shall repay:

(a)	the aggregate of the Existing Advances by nine (9) consecutive quarterly instalments each in an amount of $840,000 together with a balloon instalment of $13,440,000 payable together with the last instalment; and

(b)	the aggregate of the New Advances by eight (8) consecutive quarterly instalments each in an amount of $5,625,000 together with a balloon instalment of $5,000,000 payable together with the last instalment.”;

5.1.23	clause 8.2 (Repayment Dates) of the Facility Agreement shall be deleted and be replaced as follows:

“8.2 Repayment Dates. The first instalment in respect of the Existing Advances shall be repaid on 30 November 2017, the first instalment in respect of the New Advances shall be repaid on 05 March 2018 and the last instalment in respect of all Advances shall be repaid on 30 November 2019.”;

5.1.24	reference to “Clause 8.5” contained at the start of clause 8.5 (Conditions of voluntary prepayment) of the Facility Agreement shall be deleted and be replaced by “Clause 8.4”;

5.1.25	the following new paragraph (c) shall be added to clause 8.8 (Mandatory prepayment) of the Facility Agreement:

“(c) if the Advance in relation to a Guarantor Ship is refinanced by any bank or financial institution.”;

5.1.26	all references to “Guarantor Ship” contained in clause 8.8 (Mandatory prepayment.) of the Facility Agreement shall be deleted and be replaced by “Ship”;

5.1.27	reference to “Clause 8.8(a)” contained in clause 8.9 (Amounts of mandatory prepayments.) of the Facility Agreement shall be deleted and be replaced by “Clause 8.8” and paragraph (a) shall be deleted and be replaced as follows:

“(a) the amount of the sale or Total Loss proceeds payable in respect of such sale or Total Loss or the amount which is being prepaid due to the refinancing of the relevant Advance by any bank or financial institution; or”;

5.1.28	reference to “Guarantor Ships” contained in paragraph (c) of clause 8.9 (Amounts of mandatory prepayments.) of the Facility Agreement shall be deleted and be replaced by “Ships”;

5.1.29	the following new sub-clause 8.16 is added to clause 8 (Repayment and Prepayment) of the Facility Agreement:

“8.16 Adjustment of scheduled repayments If the total Commitment has been partially reduced or cancelled under this Agreement and/or any part of the Loan is prepaid before any Repayment Date, the repayment instalments (including a balloon instalment) by which the Loan shall be repaid under Clause 8.1 on any such Repayment Date shall be reduced pro rata to such reduction in, or cancellation of, the total Commitment or to the amount prepaid.”;

5.1.30	clause 9.1 (other than clause 9.1(b)) and schedule 3, part A, part C and part D each of the Facility Agreement shall be construed to apply to each New Advance, New Guarantor and New Ship for purposes of collection of conditions precedent and conditions subsequent notwithstanding that the service of the first Drawdown Notice has already occurred and by construing reference to the relevant Finance Document (where applicable) in connection to the relevant New Ship and the relevant New Guarantor so that all documents and information required under schedule 3, part A and part C of the Facility Agreement constitute conditions precedent for the drawdown of each New Advance and all documents required under schedule 3, part D constitute conditions subsequent to the drawdown of each New Advance;

5.1.31	the following new paragraph (i) shall be added to clause 14.13 (Restrictions on chartering, appointment of managers etc.) of the Facility Agreement:

“(i) sell its Ship or procure the refinance of the Advance relating to its Ship by any bank or financial institution if, in either case, such Ship has been chartered pursuant to an Extended Employment Contract.”;

5.1.32	reference to “is below 130 per cent of the aggregate of the Loan and the Collateral Loan” contained in clause 15.1 (Minimum required security cover.) of the Facility Agreement shall be deleted and be replaced by “is for the period commencing on (i) the first Drawdown Date to occur until 31 December 2018 (both dates inclusive), below 130 per cent and (ii) 1 January 2019 and ending on the last day of the Security Period, below 150 per cent, in each case of the aggregate of the Loan and the Collateral Loan.”;

5.1.33	the following shall be added at the end of clause 20.1 (Upfront fee) of the Facility Agreement:

“The Borrower shall pay to the Agent for the account of the Lenders pro rata in accordance with their Commitments, on the first Drawdown Date to occur in respect of the New Advances, a non-refundable upfront fee of $625,000.;

5.1.34	clause 20.2 (commitment fee) of the Facility Agreement shall be deleted and be replaced as follows:

“20.2 commitment fee. The Borrower shall pay to the Agent for the account of the Lenders pro rata in accordance with their Commitments:

(a)	in respect of the Existing Advances: on each of the dates falling at three (3) monthly intervals after the date of this Agreement until the last day of the Availability Period and on the last day of the Availability Period, commitment commission accruing from the date of this Agreement (in the case of the first payment of commission) and from the date of the preceding payment of commission (in the case of each subsequent payment) at the rate of one point six per cent (1.6%) per annum on the daily undrawn amount of the Total Commitments; and

(b)	in respect of the New Advances: on each of the dates falling at three (3) monthly intervals after 01 December 2017 until the last day of the Availability Period and on the last day of the Availability Period, commitment commission accruing from 01 December 2017 (in the case of the first payment of commission) and from the date of the preceding payment of commission (in the case of each subsequent payment) at the rate of one point fifty four per cent (1.54%) per annum on the daily undrawn amount of the Total Commitments.”;

5.1.35	references to “Security Party” in part A of schedule 3 of the Facility Agreement shall be construed to include the Shareholder;

5.1.36	clause 1 of part C of schedule 3 of the Facility Agreement shall be deleted and be replaced as follows:

“1. (i) in respect of a Guarantor Ship (other than a New Ship), a duly executed original of the Guarantee, the Mortgage, the General Assignment, the Account Security Deed in respect of the Earnings Account relating to the Relevant Guarantor, any Charter Assignment if required relating to the Relevant Ship, the Shares Pledge relating to the Relevant Guarantor and, if necessary, any co-assured assignment of Insurances relating to the Relevant Ship (and of each document required to be delivered by each of them) and (ii) in respect of a New Ship, a duly executed original of the New Guarantee, the New Mortgage, the New General Assignment, the New Charter Assignment, the New Manager’s Undertakings the New Shares Pledge, the New Earnings Account Security Deed and, if necessary, the New Co-assured Assignments of Insurances (and of each document required to be delivered by each of them).”; and

5.1.37	the following new clause 10 shall be added in part C of schedule 3 of the Facility Agreement:

“10. In relation to (a) the drawdown of the first Advance in connection with a New Ship (the “Prior Advance”), a report by an inspector acceptable to the Agent confirming that the condition of each Ship (other than a New Ship) is in all respects acceptable to the Agent and (i) the drawdown of an Advance in connection with a New Ship following the Prior Advance, a report by an inspector acceptable to the Agent confirming that the condition of the relevant New Ship is in all respects acceptable to the Agent.”

5.2	Amendments to Finance Documents. With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Supplemental Agreement to be, amended so that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Supplemental Agreement.

5.3 Finance Documents to remain in full force and effect.

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Finance Document shall:

6.1.1	execute and deliver to the Agent (or as it may direct, acting on the instructions of the Majority Lenders) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may (acting on the instructions of the Majority Lenders), in any particular case, specify; and

6.1.2	effect any registration or notarisation, give any notice or take any other step, which the Agent may (acting on the instructions of the Majority Lenders), by notice to the Borrower or other party, reasonably specify for any of the purposes described in Clause 5 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Finance Document, each as amended and supplemented by this Supplemental Agreement; and

(b)	implementing the terms and provisions of this Supplemental Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrower or any other Security Party or Obligor delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other Security Party or Obligor shall also deliver to the Agent a director’s certificate duly signed which shall:

(a)	set out the text of a resolution of the Borrower’s or that other Security Party’s or Obligor’s directors specifically authorising the execution of the document specified by the Agent (acting on the instructions of the Majority Lenders), and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other Security Party’s or Obligor’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 20 (Expenses) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 28 (Notices) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

9.2	Third party rights. A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clause 31 (Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Supplemental Agreement have caused this Supplemental Agreement to be duly executed on the date first above written.

SIGNED as a deed by Stratis Camatsos	)

for and on behalf of	)	/s/ Stratis Camatsos

NAVIOS MARITIME CONTAINERS INC.	)

as Borrower under and pursuant to	)

a power of attorney dated	2017)

SIGNED as a deed by Pinelopi Karamadouki	)

for and on behalf of	)

ABN AMRO BANK N.V.	)	/s/ Pinelopi Karamadouki

as Lenders under and pursuant to	)

a power of attorney dated 24 November 2017)

SIGNED as a deed by Pinelopi Karamadouki	)

for and on behalf of	)	/s/ Pinelopi Karamadouki

ABN AMRO BANK N.V.	)

as Agent	)

under and pursuant to	)

a power of attorney dated 24 November 2017)

SIGNED as a deed by Pinelopi Karamadouki	)

for and on behalf of	)	/s/ Pinelopi Karamadouki

ABN AMRO BANK N.V.	)

as Security Trustee	)

under and pursuant to	)

a power of attorney dated 24 November 2017)

Witness to all the above	)

Signatures:	)

Name:

Address:

47-49 Akti Miaouli

Piraeus, Greece

Appendix 1

Form of

Effective Date Notice

To:     NAVIOS MARITIME CONTAINERS INC., of the Marshall Islands

We, ABN AMRO BANK N.V., refer to the supplemental agreement dated [     ] 2017 (the “Supplemental Agreement”) relating to a secured facility agreement dated 27 July 2017 (the “Facility Agreement”) and made between (amongst others) you as the Borrower and ourselves as the Agent.

We hereby confirm that all conditions precedent referred to in Clause 3.1 of the Supplemental Agreement have been satisfied. In accordance with Clauses 1.2 and 2.1 of the Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Facility Agreement are now effective.

Dated: [            ] 2017

Signed:_______________________________

for and on behalf of

ABN AMRO BANK N.V.

We on this 01st day of December 2017 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Finance Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the indebtedness under the Facility Agreement and the Finance Documents.

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

EVIAN SHIPTRADE LTD.	ANTHIMAR MARINE INC.

(as Guarantor A)	(as Guarantor B)

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

ISOLDE SHIPPING INC.	RODMAN MARITIME CORP.

(as Guarantor C)	(as Guarantor D)

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

SILVANUS MARINE COMPANY	ENPLO SHIPPING LIMITED

(as Guarantor E)	(as Guarantor F)

/s/ Stratis Camatsos

Stratis Camatsos for and on behalf of

MORVEN CHARTERING INC.

(as Guarantor G)

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

OLYMPIA II NAVIGATION LIMITED	SUI AN NAVIGATION LIMITED

(as Collateral Guarantor A)	(as Collateral Guarantor B)

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

PINGEL NAVIGATION LIMITED	EBBA NAVIGATION LIMITED

(as Collateral Guarantor C)	(as Collateral Guarantor D)

/s/ Stratis Camatsos	/s/ Stratis Camatsos

Stratis Camatsos	Stratis Camatsos

for and on behalf of	for and on behalf of

CLAN NAVIGATION LIMITED	VELOUR MANAGEMENT CORP.

(as Collateral Guarantor E)	(as Collateral Guarantor F)

/s/ Stratis Camatsos

Stratis Camatsos

for and on behalf of

BERTYL VENTURES CO.

(as Collateral Guarantor G)

/s/ Stratis Camatsos

Stratis Camatsos

for and on behalf of

NAVIOS SHIPMANAGEMENT INC.

(as Approved Manager)

/s/ Stratis Camatsos

Stratis Camatsos

for and on behalf of

NAVIOS PARTNERS CONTAINERS INC.

(as Shareholder)